Ordinary Shares	12 Months Ended
Jun. 30, 2022
Earnings Per Share [Abstract]
ORDINARY SHARES
14.	ORDINARY SHARES

On January 3, 2020, 9,165,000 ordinary shares, par value $0.001 per share, were held by Joya Enterprises Limited. On February 22, 2020, the Company issued 3,760,911 ordinary shares, par value $0.001 per share, to certain founding shareholders, and 2,015,400 ordinary shares to two new shareholders who made the capital injection of $2,557,654 in October 2019.

On April 28, 2020, shareholders of the Company approved the re-designation of 5,763,077 of the Company’s issued ordinary shares held by Joya Enterprises Limited into 5,763,077 Class B ordinary shares and an aggregate of 9,178,234 of the Company’s issued ordinary shares held by Joya Enterprises Limited and certain other shareholders into 9,178,234 Class A ordinary shares. Holders of Class A ordinary shares and Class B ordinary shares have the same rights except for voting and conversion rights. In respect of matters requiring a shareholder vote, each holder of Class A ordinary shares will be entitled to one vote per one Class A ordinary share and each holder of Class B ordinary shares will be entitled to seven votes per one Class B ordinary share. The Class A ordinary shares are not convertible into shares of any other class. The Class B ordinary shares are convertible into Class A ordinary shares at any time after issuance at the option of the holder on a one-to-one basis.

On May 30, 2020, the Company issued 500,000 Class A ordinary shares to two original shareholders of Pop Culture for a nominal cash consideration of $500 as part of the Reorganization. The shares and per share data as of June 30, 2019 are presented on a retroactive basis to reflect the above share issuances and re-designation.

On May 30, 2020, the Company also issued an aggregate of 1,343,600 Class A ordinary shares to five new investors for a cash consideration of $1,707,893 pursuant to certain share purchase agreements entered into on September 30, 2019. This share issuance is presented on a prospective basis.

On February 9, 2021, the Company issued 1,065,089 Class A ordinary shares to non-controlling shareholders of Pop Culture to acquire their 6.45% non-controlling interests in Pop Culture, which resulted in Pop Culture becoming a VIE fully controlled by the Company. The Company has accounted this acquisition of non-controlling interest as an equity transaction with no gain or loss recognized in accordance with ASC 810-10-45.

The subscription receivable presents the receivable for the issuance of ordinary shares of the Company and is reported as a deduction of equity. Subscription receivable has no payment terms nor any interest receivable accrual.

On July 2, 2021, the Company closed its initial public offering of 6,200,000 Class A ordinary shares. The Class A ordinary shares were priced at $6.00 per share, and the offering was conducted on a firm commitment basis. The Company received an aggregate amount of $34,839,398 representing payment in full to the Company of the purchase price for 6,200,000 shares in the aggregate amount of $37,200,000 less underwriting discounts and expenses pursuant to the underwriting agreement dated June 30, 2021.